Exhibit 99.1

Carlyle Reports Third Quarter 2021 Financial Results

Washington, DC, October 28, 2021 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2021. The full detailed presentation of Carlyle's third quarter 2021 results can be viewed on the investor relations section of our website at ir.carlyle.com.

Carlyle CEO Kewsong Lee said, “Our record results this quarter highlight our ability to drive performance across our three major businesses. Our momentum is accelerating and we are confident in our ability to deliver sustainable growth over the long term. Our global platform is more diversified with more capabilities than ever before, and our experienced team is building better companies around the world, including our own.”

U.S. GAAP results for Q3 2021 included income (loss) before provision for income taxes of $0.7 billion and net income (loss) per common share of $1.46 on a diluted basis. Total balance sheet assets were $21 billion as of September 30, 2021.
Dividend
The Board of Directors has declared a quarterly dividend of $0.25 per common share to holders of record at the close of business on November 9, 2021, payable on November 17, 2021.
Conference Call
Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, October 28, 2021, to announce its third quarter 2021 financial results. The conference call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $293 billion of assets under management as of September 30, 2021, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 1,800 people in 26 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle.

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Forward Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 11, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.
This release does not constitute an offer for any Carlyle fund.

Contacts:

Public Market Investor Relations	Media
Daniel Harris	Leigh Farris	OR	Brittany Berliner
Phone: +1 (212) 813-4527	Phone: +1 (212) 813-4815		Phone: +1 (212) 813-4839
daniel.harris@carlyle.com	leigh.farris@carlyle.com		brittany.berliner@carlyle.com

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